UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2021

DEEP LAKE CAPITAL ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39879	85-3928298
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

930 Tahoe Blvd, Suite 802 PMB 381 Incline Village, NV (Address of principal executive offices)	89451 (Zip Code)

(415) 307-2340
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	DLCAU	Nasdaq Capital Market
Class A ordinary shares, par value $0.0001 per share	DLCA	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	DLCAW	Nasdaq Capital Market

☒
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01          Other Events.

On January 15, 2021, Deep Lake Capital Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 20,700,000 units (the “Units”), including the issuance of 2,700,000 Units as a result of the underwriters’ exercise in full of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company, each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $207,000,000.

Substantially concurrently with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of 6,140,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, Deep Lake Capital Sponsor LP, generating gross proceeds to the Company of $6,140,000.

A total of $207,000,000, comprised of $202,860,000 of the proceeds from the IPO, including $7,245,000 of the underwriters’ deferred discount, and $4,140,000 of the proceeds of the sale of the Private Placement Warrants, were placed in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. An audited balance sheet as of January 15, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Audited Balance Sheet, as of January 15, 2021.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEEP LAKE CAPITAL ACQUISITION CORP.

Date: January 22, 2021	By:	/s/ Mark Lavelle
	Name:	Mark Lavelle
	Title:	Chief Executive Officer

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